Exhibit 32.1

Certification Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Progress Software Corporation (the Company) for the year ended November 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the Report), each of the undersigned, Yogesh K. Gupta, President and Chief Executive Officer, and Anthony Folger, Chief Financial Officer, of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ YOGESH K. GUPTA		/s/ ANTHONY FOLGER
President and Chief Executive Officer		Chief Financial Officer

Date:	January 27, 2023	Date:	January 27, 2023